[GRAPHIC OMITTED: Helmstar Logo]

                              HELMSTAR GROUP, INC.
                              2 World Trade Center
                                   Suite 2112
                            New York, New York 10048


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD THURSDAY, JUNE 3, 1999

The Annual Meeting of Stockholders of Helmstar Group, Inc. (the "Company") will be held at the offices of Richard A. Eisner & Company, LLP, 575 Madison Avenue, 8th Floor, New York, New York 10022, on Thursday, June 3, 1999 at 3:00 p.m. for the following purposes:

        1. To elect two (2) Directors to serve for a term of three (3) years;

        2. To approve and adopt the 1999 Stock Option Plan; and

        3. To ratify the selection of independent  public  accountants for 1999;
and

        4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 16, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOU PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU DESIRE.


                                              By Order of the Board of Directors

                                             /s/ George W.Benoit
                                             -------------------
                                              George W.Benoit
                                              Chairman

New York, New York
April 29, 1999

                        [GRAPHIC OMITTED: Helmstar Logo]

                              HELMSTAR GROUP, INC.

                              2 World Trade Center
                                   Suite 2112
                            New York, New York 10048

                               -------------------
                                 PROXY STATEMENT
                               -------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Helmstar Group, Inc., a Delaware corporation (the "Company"), of proxies for use in voting at the Annual Meeting of Stockholders to be held at the offices of Richard A. Eisner & Company, LLP, 575 Madison Avenue, 8th Floor, New York, New York 10022, on Thursday, June 3, 1999 at 3:00 p.m., and any adjournment or postponement thereof, for the purposes set forth in the attached Notice of Annual Meeting. The approximate date on which this Proxy Statement and the accompanying proxy will be mailed to stockholders is April 29, 1999. The Company's Annual Report, including financial statements, is being mailed to stockholders along with this Proxy Statement. The shares represented by the proxies received, properly dated and executed and not revoked, will be voted at the Annual Meeting. A proxy may be revoked in writing at any time before it is exercised by filing with the Secretary of the Company at its principal office, 2 World Trade Center, Suite 2112, New York, New York 10048, an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and election to vote in person.

     On the matters coming before the Annual Meeting, shares for which proxies are received will be voted in accordance with choices specified by the stockholders by means of the ballot on the proxy. If no choice is specified, each share will be voted FOR the election of the two (2) nominees for Director listed in this Proxy Statement and FOR approval of Proposal 2 and Proposal 3 described in the attached notice and in this Proxy Statement.

     The close of business on April 16, 1999 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of the close of business on such date, the Company had 5,435,673 shares of Common Stock, $.10 par value, outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters submitted for a vote of stockholders at the Annual Meeting.

     A majority of the outstanding shares of Common Stock of the Company will constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum is not present, in person or by proxy, the meeting may be adjourned from time to time until a quorum is obtained.

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers and other employees of the Company by personal interview, telephone or telegraph. No additional compensation will be paid for such solicitation. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse those persons for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                                   MANAGEMENT

BOARD OF DIRECTORS

     Under the Company's By-Laws, the Board of Directors is divided into three classes. Members of each class are elected to serve for a term of three years and until their successors are elected or until their resignation, removal or ineligibility. Roger J. Burns retired as a Director and officer of the Company on February 17, 1999.

     During 1998, the Board had 4 meetings.

     The Company's By-Laws provide for an Executive Committee consisting of the Chairman of the Board and not less than two other Directors to exercise the powers of the Board during the intervals between meetings of the Board. During 1998, the Executive Committee consisting of Messrs. George W. Benoit, Roger J. Burns and Charles W. Currie had 6 meetings.

     The Board has an Audit Committee consisting of Directors who are not employees of the Company. This committee discusses audit and financial reporting matters with both management and the Company's independent public accountants. To ensure independence, the independent public accountants may meet with the Audit Committee with or without the presence of management representatives. During 1998, the Audit Committee consisting of Messrs. Joseph J. Anastasi, Charles W. Currie, David W. Dube and James J. Murtha had 1 meeting.

     The Board has a Compensation Committee for the purpose of reviewing the compensation of officers and employees of the Company and making recommendations to the Board with respect thereto. During 1998, the Compensation Committee consisting of Messrs. Benoit, Burns, Currie and Dube had 2 meetings.

     The Board has a Nominating Committee to propose nominees for election to the Board. During 1998, the Nominating Committee consisting of Messrs. Benoit, Burns, Currie and Dube had 1 meeting. The Nominating Committee will consider suggestions for potential nominees submitted by stockholders if mailed to the Chairman of the Board.

     The Board has an Incentive Compensation Committee for the purpose of administering and making incentive compensation awards under the Company's 1990 Incentive Compensation Plan. During 1998, the Incentive Compensation Committee consisting of Messrs. Anastasi, Currie, Dube and Murtha had 1 meeting.

     Each Director attended at least 75% of the aggregate of the total number of Board meetings and meetings of all committees of the Board on which he serves, except Mr. Murtha.


                             ELECTION OF DIRECTORS

     Two Directors whose terms expire at the Annual Meeting have been nominated for reelection for a term of three years. They are Joseph G. Anastasi and James
J. Murtha.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES AND IT IS INTENDED THAT THE PROXIES RECEIVED WILL BE VOTED "FOR" THESE NOMINEES UNLESS OTHERWISE PROVIDED THEREIN. THE BOARD KNOWS OF NO REASON WHY ANY OF THESE NOMINEES WILL BE UNABLE TO SERVE, BUT, IN SUCH EVENT, THE PROXIES RECEIVED WILL BE VOTED FOR SUCH SUBSTITUTE NOMINEE AS THE BOARD MAY RECOMMEND.

DIRECTORS AND EXECUTIVE OFFICERS

     There are no family relationships among any of the Directors or executive officers of the Company.

     The Company does not pay Directors who are employees of the Company any fees for serving as Directors, but reimburses them for their out-of-pocket expenses in connection with such duties. The Company pays Directors who are not employees of the Company an annual retainer of $12,000 plus expenses incurred for attending meetings of the Board, Annual Stockholders Meetings and for each meeting of a committee of the Board not held in conjunction with a Board meeting.


NOMINEES FOR DIRECTOR FOR A 3 YEAR TERM

     JOSEPH G. ANASTASI, 62, has been a Director of the Company since September 1986. Since 1960, Mr. Anastasi has been owner and president of Montgomery Realty Company, Inc., a firm specializing in commercial sales, development consulting and property management. He was president of The Anastasi Stephens Group, Inc. which was engaged in real estate development and was the general partner of Muirkirk Manor Associates Limited Partnership. Muirkirk Manor filed bankruptcy in December 1994 and it was discharged in December 1995. The Anastasi Stephens Group, Inc. has been inactive since that time.

     JAMES J. MURTHA, 50, has been a Director of the Company since December 1986. Since June 1997, Mr. Murtha has been self-employed as a real estate investor. From August 1994 to June 1997, Mr. Murtha held the position of President of Kenwood Capital, L.P. He was the President of Kenwood Holdings, Inc. from February 1992 through August 1994. Both companies focus on real estate investments. In June 1997, Mr. Murtha filed a petition for personal bankruptcy, which was discharged in August 1998.


DIRECTORS CONTINUING IN OFFICE

     GEORGE W. BENOIT, 62, has been President of the Company and a Director since 1971. His current term as a Director expires in 2001. In addition, Mr. Benoit has been Chairman of the Board of Directors since 1972.

     CHARLES W. CURRIE, 56, has been a Director of the Company since 1986. His current term as a Director expires in 2000. Mr. Currie has been a partner with Asset Management Services LLC, a company that provides marketing services to investment managers, since August 1996. From June 1993 to July 1996, he was a Senior Vice President with Pryor, McClendon, Counts &Co., Inc., investment bankers. From July 1990 to June 1993, Mr. Currie was a Vice President with Reinoso &Co., Inc., a municipal bond dealer.

     DAVID W. DUBE, 43, has been a Director of the Company since June 1996. His current term as a Director expires in 2001. Mr. Dube is presently Senior Vice President and Chief Financial Officer of FABCapital Corp., a merchant banking and securities investment firm, and has served in various capacities since September 1997. Mr.Dube was President and Chief Executive Officer of Optimax Industries, Inc., a publicly-traded company with operating interests in the horticultural, decorative giftware and truck parts accessories industries, from July 1996 to September 1997. FromFebruary 1991 to June 1996, Mr. Dube was the principal of Dube &Company, a financial consulting firm. Mr.Dube serves on the Boards of Directors of publicly-traded Kings Road Entertainment, Inc., New World Wine Communications, Ltd., and SafeScience, Inc. and privately-held Meyers Capital Management, LLC, a registered investment advisory firm. Mr. Dube is a certified public accountant in the state of New Hampshire and holds general and principal securities licenses.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information, as of March 31, 1999, concerning the beneficial ownership of the Company's Common Stock by (i) each Director of the Company and (ii) all Directors and executive officers of the Company as a group.

                                                                                    Beneficial Ownership
                                                                                    --------------------
                                                                                Number of
          Name                                                                   Shares             Percent
          ----                                                                   ------             -------
          George W. Benoit                                                      1,605,420            29.53%
          Charles W. Currie(1)                                                    300,280             5.52
          Joseph G. Anastasi                                                        2,200            (2)
          David W.Dube                                                              4,000            (2)
          James J. Murtha                                                           4,000            (2)
          All Directors and executive officers as a group (5 persons)           1,915,900            35.25%

----------
(1) Includes 200 shares of Common Stock owned by Mr. Currie's wife as to which Mr. Currie disclaims any beneficial ownership.

(2)   Less than 1 percent.

      Officers, Directors and persons who own more than ten percent of a registered class of the Company's equity securities are required by Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the Commission. Officers, Directors and greater than ten-percent shareholders are required by the Commission's rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements were complied with, except that Charles W. Currie, a Director of the Company, failed to report one purchase and one sale in a timely manner, and David W. Dube, a Director of the Company, failed to report one sale in a timely manner.

     The following table sets forth information, as of March 31, 1999, concerning the beneficial ownership of the Company's Common Stock by each stockholder known by the Company to own more than 5% of the outstanding Common Stock.

                                                                                    Beneficial Ownership
                                                                                    --------------------
                                                                                Number of
          Name and Address                                                       Shares             Percent
          ----------------                                                       ------             -------
          George W. Benoit (1)                                                   1,605,420            29.53%
          Helmstar Group, Inc.
          2 World Trade Center
          New York, NY 10048

          Kevin J.Benoit (1)(2)                                                    278,300             5.12
          Helmstar Group, Inc.
          2 World Trade Center
          New York, NY 10048

          Barry W. Blank (3)                                                       359,800             6.62
          P.O. Box 32056
          Phoenix, AZ 85064

          Charles W. Currie (4)                                                    300,280             5.52
          Asset Management Services LLC
          126 East 56 Street
          New York, NY 10022

(1)   George W.Benoit is the father of Kevin J. Benoit.

(2) Includes 15,000 shares held in the Kevin J. Benoit 1998 Family Trust, of which Kevin J. Benoit is the Trustee. Mr. Benoit disclaims any beneficial ownership of such shares.

(3) This information has been confirmed to the Company by Mr. Blank on April 1, 1999.

(4) Includes 200 shares of Common Stock owned by Mr. Currie's wife as to which Mr. Currie disclaims any beneficial ownership.

EXECUTIVE OFFICER COMPENSATION

      The following table shows, for the fiscal years ending December 31, 1998, 1997 and 1996, the cash and other compensation paid or accrued to the named executives for services in all capacities.


                           SUMMARY COMPENSATION TABLE

                                                                Annual Compensation
                                                                -------------------
       Name and                                                                                  All Other
       Principal Position                   Year            Salary              Bonus        Compensation (a)
       ------------------                   ----            ------              -----        ----------------
       George W. Benoit                     1998            $201,414           $ 50,000          $36,344
       Chairman of the Board                1997            $201,830            200,000           36,576
       of Directors, President              1996             203,376                              36,774

       Roger J. Burns (b)                   1998              85,567             25,000
       Director, First Vice President,      1997              85,212             35,000
       Secretary,Treasurer and              1996              93,397
       Chief Financial Officer

       Thomas J. Ferrara                    1998              62,307
       President, CareerEngine, Inc.,
       a wholly-owned subsidiary of
       Helmstar Group, Inc.

----------
(a)   Company's  share of  insurance  premium  on Split  Dollar  Life  Insurance
      Agreement.

(b) Roger J. Burns retired as a Director and officer of the Company on February 17, 1999.

     Executive compensation can vary widely from year to year. The Company may pay discretionary bonuses to its salaried employees. Bonuses are determined by the Compensation Committee of the Board of Directors.


                         COMPENSATION PURSUANT TO PLANS

     401(k) Cash or Deferred Compensation Plan. The Company maintains a tax-qualified 401(k) cash or deferred compensation plan that covers all employees who have completed one year of service and attained age 21. Participants are permitted, within the limitations imposed by the Internal Revenue Code, to make pre-tax contributions to the plan pursuant to salary reduction agreements. The Company may, in its discretion on an annual basis, make additional contributions. The contributions of the participants and the Company are held in separate accounts. Participants are always fully vested in both accounts.

     1990 Incentive Compensation Plan. The stockholders approved the Company's 1990 Incentive Compensation Plan (the "Plan") on June 7, 1990. On June 5, 1996, the Plan was amended to increase the number of shares available for grant (the "Amended Plan"). Pursuant to the Amended Plan, 750,000 shares of the Company's Common Stock have been reserved for issuance to officers and other key employees as incentive or nonqualified stock options, stock appreciation rights ("SARs") or restricted stock awards. Incentive stock options must have an exercise price per share equal to no less than the fair market value of the Company's Common Stock on the date of grant (110% in the case of a 10% stockholder). Incentive stock options may not be exercised after 10 years from the date of grant (five years in the case of a 10% stockholder). Nonqualified stock options cannot be exercised prior to one year or after ten years from the date of grant. Concurrently with nonqualified options granted, participants may also receive SARs. SARs will provide participants with cash equal to the difference between the fair market value of the number of shares for which the SAR award is exercised and the exercise price of nonqualified stock options on the date the SAR award is exercised. Restricted stock will be subject to restrictions which will render such shares subject to forfeiture. Additionally, restricted stock will be nontransferable during the period any restrictions apply. The Board of Directors has established an Incentive Compensation Committee to administer the Plan. No member of such committee shall be eligible to receive any type of award under the Plan. During 1992, options to purchase an aggregate of 150,000 shares were granted to employees, none of whom were executive officers. During 1996, options to purchase 50,000 of those shares expired. On April 7, 1999, options to purchase 460,000 shares were granted to various employees, including George W. Benoit (150,000), Kevin J. Benoit (100,000) and Thomas J. Ferrara (100,000). No other awards have been made under the Plan and no options have been exercised. In connection with, and subject to, the adoption of the 1999 Stock Option Plan, the Company will terminate the Plan and no further awards will be made under the Plan.

     Split Dollar Life Insurance Agreement. The Company's Chairman, George W. Benoit, is presently the owner and holder of 1,605,420 shares of the Company's Common Stock. The Company has been advised that on the death of George Benoit, his estate may be required to publicly sell all or substantially all of such shares to satisfy estate tax obligations. The public sale of all such shares might destabilize the market for the Company's publicly traded stock. Accordingly, as of January 20, 1995, the Company entered into an agreement (commonly known as a split dollar life insurance agreement) with a trust created by Mr. Benoit (the "Trust"). Under the terms of the agreement, the Company will pay the premiums for a $1,000,000 life insurance policy on the life of Mr. Benoit. The Trust has granted an interest in the policy to the Company to the extent of the sum of all premium payments made by the Company. These arrangements are designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized upon Mr. Benoit's death or the surrender of the policy, the Company will recover all of its insurance premium payments. The portion of the premium paid by the Company in 1998 pursuant to this arrangement was $36,344.

                           THE 1999 STOCK OPTION PLAN

     On April 23, 1999, the Board adopted the 1999 Stock Option Plan (the "99 Plan"), which provides, among other matters, for incentive and non-qualified stock options to purchase 350,000 shares of Common Stock. The purpose of the 99 Plan is to provide incentives to officers, key employees, directors, independent contractors and agents whose performance will contribute to the long-term success and growth of the Company, to strengthen the ability of the Company to attract and retain officers, key employees, directors, independent contractors and agents of high competence, to increase the identity of interests of such people with those of the Company's stockholders and to help build loyalty to the Company through recognition and the opportunity for stock ownership. The 99 Plan will be administered by the Incentive Compensation Committee of the Board.

     The following summary of the 99 Plan is qualified in its entirety by reference to the complete text of the 99 Plan which is attached to the Proxy Statement as Appendix A.

TERMS OF OPTIONS

     The 99 Plan permits the granting of both incentive stock options and non-qualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of the Company's outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Board may determine at the time it grants options.

FEDERAL INCOME TAX CONSEQUENCES

     Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the employee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price.

     Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

     The Company will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

     Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to the Company or the employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

ELIGIBILITY

     Under the 99 Plan, incentive stock options may be granted only to officers and employees and non-qualified stock options may be granted to officers, employees as well as directors, independent contractors and agents. The Company has no present plans or understandings to grant any Options under the 99 Plan. Persons eligible to receive options consist primarily of three (3) officers and ten (10) key employees.

GENERAL

     The 99 Plan shall be effective immediately if approved by the holders of a majority of the shares of the Company entitled to vote at the Annual Meeting, and shall continue thereafter until March 31, 2009 unless earlier terminated or suspended by the Board. The 99 Plan may be amended, terminated or modified by the Board at any time, except that the Board may not, without approval by a vote of the stockholders of the Company (i) increase the maximum number of shares for which options may be granted under the 99 Plan, (ii) change the persons eligible to participate in the 99 Plan, or (iii) materially increase the benefits accruing to participants under the 99 Plan. No such termination, modification or amendment may affect the rights of an optionee under an outstanding option or the grantee of an award.

     The Company believes that the 99 Plan should be approved so that shares of Common Stock are available for grant to key employees, officers and directors as well as independent contractors and agents upon whose performance and contribution the long-term success and growth of the Company is dependent.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE 1999 STOCK OPTION PLAN AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected Richard A. Eisner & Company, LLP, as independent public accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year 1999. This selection is being presented to the stockholders for their ratification at the Annual Meeting. The firm of Richard A. Eisner & Company, LLP, has audited the Company's financial statements since 1987.

     It is expected that representatives of Richard A. Eisner & Company, LLP, will attend the Annual Meeting and will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate stockholder questions.

     Ratification of the selection of Richard A. Eisner & Company, LLP, as independent public accountants will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SUCH RATIFICATION AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                                  OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

     In order for stockholders' proposals for the 2000 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in New York, New York, prior to January 1, 2000.

     A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB (without exhibits) will be provided without charge to any stockholder who submits a written request addressed to the Secretary of the Company.



                                              By Order of the Board of Directors



                                              /s/ George W. Benoit
                                              --------------------
                                              George W. Benoit
                                              Chairman


April 29, 1999

Appendix A


                              HELMSTAR GROUP, INC.
                             1999 STOCK OPTION PLAN

1. PURPOSES. The purposes of the 1999 Stock Option Plan (the "Plan") are to attract and retain qualified personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries (as defined below), as well as other individuals who perform services for the Company or its Subsidiaries, and to promote the success of the Company's business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act (as defined below) and Section 162(m) of the Code (as defined below).

     Options granted hereunder may be either "incentive stock options", as defined in Section 422 of the Code, or "non-qualified stock options", at the discretion of the Board and as reflected in the terms of the written instrument evidencing an Option.

2. DEFINITIONS. As used herein, the following definitions shall apply:

      (a)   "Board" shall mean the Board of Directors of the Company.

      (b)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "Common Stock" shall mean the Common Stock of the Company (par value $.10 per share).

      (d)   "Company" shall mean Helmstar Group, Inc., a Delaware corporation.

      (e) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

      (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

      (g) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

      (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (i) "Incentive Stock Option" shall mean a stock option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      (j) "Non-qualified Stock Option" shall mean a stock option not intended to qualify as an Incentive Stock Option.

      (k)   "Option" shall mean a stock option granted pursuant to the Plan.

      (l)   "Optioned Stock" shall mean the Common Stock subject to an Option.

      (m) "Optionee" shall mean an Employee or other person who receives an Option.

      (n) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

      (o)   "Securities Act" shall mean the Securities Act of 1933, as amended.

      (p)   "SEC" shall mean the Securities and Exchange Commission.

      (q) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

      (r) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

                                     -A-1-

3. STOCK. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 350,000 shares of Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

4. ADMINISTRATION.

     (a) Procedure. The Board may appoint a Committee to administer the Plan. The Committee shall consist of not less than three members of the Board who shall administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         If a majority of the Board is eligible to be granted Options or has been eligible at any time within the preceding year, a Committee must be appointed to administer the Plan. The Committee must consist of not less than three members of the Board, all of whom are "non-employee directors" as defined in Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act and "outside directors" under Section 162(m) of the Code.

     (b) Powers of the Board. Subject to the provisions of the Plan, the Board, or the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422A of the Code, as amended, or to grant Non-qualified Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) Effect of the Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5. ELIGIBILITY

     (a) General. Incentive Stock Options may be granted only to Employees. Non-qualified Stock Options may be granted to employees as well as directors (subject to the limitations set forth in Section 4), independent contractors and agents, as determined by the Board. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

     (b) Limitation on Incentive Stock Options. No Incentive Stock Option may be granted to an Employee if, as the result of such grant, the aggregate fair market value (determined at the time each option was granted) of the Shares with respect to which such Incentive Stock Options are exercisable for the first time by such Employee during any calendar year (under all such plans of the Company and any Parent and Subsidiary) shall exceed One Hundred Thousand Dollars ($100,000).

                                     -A-2-

6. TERM OF THE PLAN. The Plan shall become effective upon the earlier to occur of (i) its adoption by the Board, or (ii) its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect until March 31, 2009 unless sooner terminated under Section 13 of the Plan.

7. TERM OF OPTION. The term of each Option shall be ten (10) years from the date of grant hereof or such shorter term as may be provided in the instrument evidencing the Option. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the day of grant thereof or such shorter time as may be provided in the instrument evidencing the Option.

8. EXERCISE PRICE AND CONSIDERATION.

      (a) The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

           (i) In the case of an Incentive Stock Option:

                (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant, as the case may be;

                (B) granted to an  Employee  not  subject to the  provisions  of
                Section 8(a)(i)(A), the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

           (ii) In the case of a Non-qualified Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

     (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices or, if applicable, the closing price of the Common Stock on the date of grant, as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

     (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or in payment of any withholding taxes thereon, including the method of payment, shall be determined by the Board and may consist entirely of
(i) cash, check or promissory note; (ii) other Shares of Common Stock owned by the Employee having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (iii) other Options owned by the Employee having an aggregate in-the-money value equal to the aggregate exercise price of the Options being exercised (Options are in-the-money if the fair market value of the underlying Shares exceeds the exercise price of the Options); (iv) an assignment by the Employee of the net proceeds to be received from a registered broker upon the sale of the Shares or the proceeds of a loan from such broker in such amount; or
(v) any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Delaware Law and meeting rules and regulations of the SEC to plans meeting the requirements of Section 16(b)(3) of the Exchange Act.

                                     -A-3-

9. PROCEDURES AND LIMITATIONS ON EXERCISE OF OPTIONS.

     (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and subject to such conditions as may be determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the instrument evidencing the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan; it being understood that the Company shall take such action as may be reasonably required to permit use of an approved payment method. Until the issuance, which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option, (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Status as an Employee. If any Employee ceases to serve as an Employee, he may, but only within thirty (30) days (or such other period of time not exceeding ninety (90) days as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it as of the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (c) Disability of an Employee. Notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended), he may, but only within three (3) months (or such other period of time not exceeding twelve
(12) months as is determined by the Board) from the date of disability, exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Option at the date of disability, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) Death of Optionee. In the event of the death of an Optionee:

        (i) during the term of the Option who is at the time of his death an Employee of the Company and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

        (ii)within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

                                     -A-4-

10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding Options, either (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to an Optionee, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

12. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each person to whom an Option is so granted within a reasonable time after the date of such grant.

13. AMENDMENT AND TERMINATION OF THE PLAN.

     (a) General. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

      (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

      (ii) any change in the designation of the class of persons eligible to be granted options; or


      (iii) any material increase in the benefits accruing to participants under the Plan.

      (b) Stockholder Approval. If any amendment requiring stockholder approval under Section 13(a) of the Plan is made, such stockholder approval shall be solicited as described in Section 17(a) of the Plan.

      (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

                                     -A-5-

14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by, or appropriate under, any of the aforementioned relevant provisions of law.

15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

17. STOCKHOLDER APPROVAL. Continuation of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. If such stockholder approval is obtained at a duly held Stockholders' Meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. The approval of such stockholders of the Company shall be (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

     If such stockholder approval is obtained by written consent in the absence of a Stockholders' Meeting, it must be obtained by the written consent of stockholders of the Company who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all stockholders entitled to vote thereon were present and voting.

18. OTHER PROVISIONS. The Stock Option Agreement authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Board shall deem advisable. Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such option will be an Incentive Stock Option as defined in Section 422 of the Code.

                                     -A-6-

19. INDEMNIFICATION OF BOARD. In addition to such other rights of indemnification as they may have as directors or as members of the Board, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding a Board member shall, in writing, offer the Company the opportunity, as its own expense, to handle and defend the same.

20. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

21. COMPLIANCE WITH EXCHANGE ACT RULE 16b-3 AND SECTION 162(m) OF THE CODE. Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act and Section 162(m) under the Code. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

22. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

23. HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

                                     -A-7-

                                 REVOCABLE PROXY
                              HELMSTAR GROUP, INC.

[X]       PLEASE MARK VOTES
          AS IN THIS EXAMPLE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  Revoking any such prior appointment, the undersigned hereby appoints George W. Benoit and David W. Dube, and each of them, attorneys and agents, with power of substitution to vote as Proxy for the undersigned as herein stated, at the Annual Meeting of Stockholders of Helmstar Group, Inc. (the "Company"), to be held at the offices of Richard A. Eisner & Company, LLP, 575 Madison Avenue, 8th Floor, New York, New York 10022 on Thursday, June 3, 1999 at 3:00 p.m., and at any adjournments thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

1. Election of Directors:To elect  the nominees listed below:
                                                                         For All
   Joseph G. Anastasi           [   ] For      [   ] Withhold      [   ] Except
   James J. Murtha

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------

2. Proposal to approve and adopt the 1999 Stock Option Plan.

                                 [   ] For      [   ] Against      [   ] Abstain


3. Proposal to ratify the selection of independent public accountants.

                                 [   ] For      [   ] Against      [   ] Abstain

  Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares.

  The Board of Directors recommends a vote FOR the election of the nominees and FOR each of the proposals.

  THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED (1) FOR THE ELECTION OF THE DIRECTORS, (2) FOR THE APPROVAL AND ADOPTION OF THE 1999 STOCK OPTION PLAN AND
(3) FOR THE PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN ITEMS (1), (2) AND (3) ABOVE, AND IN THE DISCRETION OF THE NAMED ATTORNEYS AND AGENTS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

   The stockholder(s) hereby acknowledge(s) receipt of a copy of the Proxy Statement relating to such Annual Meeting.

                         Please be sure to sign and date
                          this Proxy in the box below.
                    ________________________________________
                                      Date

                    _________________________________________
                             Stockholder sign above

                    _________________________________________
                          Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                              HELMSTAR GROUP, INC.

  Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY